                              SETTLEMENT AGREEMENT

           This SETTLEMENT AGREEMENT (this "Agreement"), is made as of the 28th day of March, 1997, between Celadon Group, Inc., a Delaware corporation (the "Company"), on the one hand, and Leonard R. Bennett ("Bennett"), on the other hand.

                                 WITNESSETH:

           WHEREAS, prior to the date hereof Celadon and Bennett entered into a Consulting and Non-Competition Agreement, dated as of July 3, 1996 (the Consulting Agreement.); and

           WHEREAS, certain disputes have arisen regarding the rights and obligations of the parties pursuant to the Consulting Agreement and both Celadon and Bennett deny and continue to deny any wrongdoing of any nature and any liability whatsoever in connection with the facts allegedly giving rise to such disputes, which the parties wish to resolve amicably without further delay.

           NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereto hereby agree as follows:

           SECTION 1. Termination of Consulting Agreement. The Consulting Agreement is hereby terminated and shall be null and void and of no further effect as of the date of this Agreement.

           SECTION 2. Non-Competition Covenants and Confidentiality.

               (a) Prior to July 3, 1999 Bennett shall not, directly or indirectly, do any of the following:

                  (i) own, manage, operate, control, or participate in the ownership, management, operation or control of or be employed or engaged by or otherwise affiliated or associated in any manner with, any other corporation, partnership, proprietorship, firm, association, or other business entity which is principally engaged in the business of providing full truckload trucking services (w) within any of the United States, Canada or Mexico, (x) between the United States and Mexico, (y) between the United States and Canada, or (z) between Canada and Mexico (a "Competing Business"); provided, however, that Bennett's ownership of not more than five percent (5%) of the outstanding stock of a company engaged in a Competing Business, if such stock is listed on a national securities exchange, reported on The Nasdaq Stock Market or regularly traded in the over-the-counter market, shall not be deemed violative of this
Section 2(a)(i); or

                  (ii) except for members of Bennett's family, Ramiro Leal and Sandra Hall, hire any person who was an employee of the Company or its subsidiaries (other than persons who are employees of Celsur Inc. or its subsidiaries) on July 3, 1996, unless such person's employment is terminated by the Company or the applicable subsidiary and a period of six months has passed following the date of such termination; or

                  (iii) disclose, divulge, discuss, copy or otherwise use or suffer to be used, in any manner in competition with or contrary to the interests of the Company, the customer lists, marketing methods, research or data or other trade secrets or other proprietary information of the Company, it being acknowledged by Bennett that all such information regarding the business of the Company, compiled or obtained by, or furnished to, Bennett while Bennett was associated with the Company is confidential information and the exclusive property of the Company; provided, however, that this Section 2(a)(iii) shall not apply to the disclosure by Bennett of confidential information (A) when required to do so by a court of law or any governmental or administrative agency having jurisdiction over the business of the Company; provided in such event, Bennett shall immediately notify the Company of the existence, terms and circumstances surrounding such disclosure so that the Company may seek an appropriate protective order prior to the disclosure of such information, or (B) information which is in the public domain other than through disclosure by Bennett.

               (b) Bennett expressly agrees and understands that the remedy at law for a breach by him of this Section 2 will be inadequate and that upon adequate proof of Bennett's violation of any legally enforceable provision of this Section 2, the Company shall be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach. Except as provided in the immediately following sentence, nothing contained in this Section 2 shall be deemed to limit the Company's remedies at law or in equity for any breach of the provisions of this Section 2 by Bennett. Any covenant on

Bennett's part contained hereinabove which may not be specifically enforceable shall nevertheless, if breached, give rise to a cause of action for monetary damages, if such breach remains uncured for 30 days after notice thereof in reasonable detail from the Company to Bennett.

               (c) Nothing contained herein shall prevent Bennett from being employed by, rendering services to or owning, managing or otherwise being affiliated with other entities; provided such other entities are not engaged in a Competing Business.

           SECTION 3. Business in Brazil and Argentina.

               (a) Bennett hereby represents and warrants to the Company that any business he has conducted (directly or indirectly, alone or together with others) in the nations of Brazil and/or Argentina has been in the name of entities under his control (including without limitation Celsur Inc. and its subsidiaries (collectively, "Celsur")) and, except for business conducted in the name of Celsur prior to July 3, 1996, has in no way been affiliated with the Company and, further, that neither he nor, to his knowledge, any other person has alleged or led any third party to believe that such business in Brazil and/or Argentina is related in any way to the Company, except through the former relationship between Celsur and the Company. In addition, Bennett hereby represents and warrants to the Company that he knows of no action pending or overtly threatened against the Company arising from business Bennett has conducted in Brazil and/or Argentina and, further, that he knows of no basis on which any entity in Brazil or Argentina may assert any claim for liability against the Company based on such business.

               (b) Bennett shall indemnify, defend and hold harmless the Company, promptly upon demand and from time to time, against any loss, liability, claim, action or damages that the Company may suffer, sustain or become subject to arising out of or as a result of any claim made (alone or together with any third party) by Wal-Mart Argentina S.A., Wal-Mart Brazil Ltda. or any other affiliate of Wal-Mart Stores, Inc. (collectively, "Walmart") in connection with business dealings in Argentina and/or Brazil between Bennett or any entity under Bennett's control (including Celsur) and Walmart.

           SECTION 4. Consideration: Benefits and Stock Options.

               (a) Simultaneously with the execution of this Agreement, the Company shall pay to Bennett, by wire transfer of immediately available funds to an account designated by Bennett or by a bank cashier's or certified check payable to the order of Bennett, the amount by which $365,565.40 exceeds the sum of (i) $84,660.07 being the cash value as of the date hereof of the "split whole life" insurance policy listed on Exhibit A hereto, plus (ii) $40,998.17, being the cash value as of the date hereof of the "key man whole life" insurance policy listed on Exhibit A hereto. The insurance policies listed in Exhibit A hereto are collectively referred to herein as the "Insurance Policies". Simultaneously with the execution of this Agreement, the Company shall execute and deliver to Bennett all documents attached to this Agreement as Exhibit B, and the Company shall take any and all further actions necessary, to have the Company removed as an owner, a beneficiary, a collateral beneficiary or a collateral assignee, as the case may be, with respect to each of such Insurance Policies listed on Exhibit A, and Bennett shall thereafter have sole control over such Insurance Policies. The Company shall have no further rights in, and shall have no further payment obligations whatsoever regarding, the Insurance Policies.

               (b) Simultaneously with the execution of this Agreement, Bennett shall execute and deliver all documents attached as to this Agreement as Exhibit C, and Bennett shall take any and all further actions necessary, to assign to the Company all rights under Mass Mutual Policy No. 7-214-173 (the "Third Policy"), and the Company shall thereafter promptly take all steps necessary to discontinue and cancel the Third Policy. Bennett shall have no further rights in, and shall have no payment obligations regarding, the Third Policy.

               (c) Simultaneously with the execution of this Agreement, Bennett shall surrender to the Company any and all stock options he holds relating to the Company's capital stock that were granted to Bennett prior to the date hereof (collectively, the "Stock Options"), and the Stock Options shall be cancelled, except that Bennett shall retain all his rights with respect to, and shall continue to receive any and all benefits to which he may be entitled under, the Company's Employee Stock Ownership Plan ("ESOP"), subject to and in accordance with applicable law and the terms of that ESOP.

               (d) Nothing herein shall waive, release or otherwise prejudice any rights or benefits to which Bennett may be entitled pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986, P.L. 99-509 ("COBRA").

           SECTION 5. Releases.

               (a) Bennett, on behalf of himself and anyone claiming through him including, but not limited to, his past, present and future spouses, family members, relatives, agents, attorneys, representatives, heirs, executors and administrators, and the predecessors, successors and assigns of each of them, hereby releases and agrees not to sue the Company or any of its divisions, subsidiaries, affiliates, other related entities (whether or not such entities are wholly owned) or the officers, directors, agents, attorneys or representatives thereof, or the predecessors, successors or assigns of each of them (hereinafter jointly referred to as the "Released Parties"), with respect to any and all known or unknown claims which Bennett now has, has ever had, or may in the future have, against any of the Released Parties for or related in anyway to anything occurring from the beginning of time up to and including the date hereof, including without limiting the generality of the foregoing, any and all claims which in any way result from, arise out of, or relate to, Bennett's services as a Consultant to the Company pursuant to the

Consulting Agreement, Bennett's employment by the Company or the termination of such employment, including, but not limited to, any and all claims for severance or termination payments under any agreement between Bennett and the Company or any program or arrangement of the Company or any claims that could have been asserted by Bennett or on his behalf against any of the Released Parties in any federal, state or local court, commission, department or agency under any fair employment, contract or tort law, or any other federal, state or local law, regulation or ordinance, including, without limitation, Title VII or the Civil Rights Act of 1964, the Employee Retirement Income Security Act of 1974, as amended, the Americans with Disabilities Act or the Age Discrimination in Employment Act, or under any compensation, bonus, severance, retirement or other benefit plan and all rights Bennett had or may have had in respect of the Stock Options; provided, however, that nothing contained in this Section 6(a) shall apply to, or release the Company from any obligations (i) contained in this Agreement, (ii) contained in the Agreement dated as of July 3, 1996 between Bennett and Celadon Logistics, Inc. (the "Celsur Agreement"), (iii) based on acts of fraud or violations of law committed by the Released Parties, or (iv) to indemnify Bennett with respect to matters occurring prior to the date hereof pursuant to the Company's Certificate of Incorporation or By-laws or insurance policies maintained by the Company with respect thereto. Bennett expressly represents and warrants that he has not transferred or assigned any rights or causes of action that he might have against any of the Released Parties.

               (b) The Company, on behalf of itself and anyone claiming through it including, but not limited to, its officers, directors, agents, attorneys, representatives, heirs, successors and assigns, and the predecessors, successors and assigns of each of them, hereby releases and agrees not to sue Bennett, his family members, relatives, agents, attorneys, representatives, heirs, executors and administrators, or the predecessors, successors or assigns of each of them (hereinafter jointly referred to as the "Bennett Released Parties"), with respect to any and all known or unknown claims which the Company now has, has ever had, or may in the future have, against any of Bennett Released Parties for or related in anyway to anything occurring from the beginning of time up to and including the date hereof, including without limiting the generality of the foregoing, any and all claims which in any way result from, arise out of, or relate to the Consulting Agreement or Bennett's employment by or directorship with or offices held with the Company, including, but not limited to, any and all claims for payments by Bennett under any agreement between Bennett and the Company or any claims that could have been asserted by the Company or on its behalf against any of the Bennett Released Parties in any federal, state or local court, commission, department or agency under any federal, state or local law, regulation or ordinance; provided, however, that nothing contained in this
Section 6(b) shall apply
to, or release Bennett from, any obligations (i) contained in this Agreement, including, without limitation, Section 3, (ii) contained in the Celsur
Agreement or (iii) based on acts of fraud or violations of law committed by Bennett. The Company expressly represents and warrants that it has not transferred or assigned any rights or causes of action that it might have against any of the Bennett Released Parties.

           SECTION 6. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally, sent by registered or certified mail, return receipt requested, or sent by a nationally recognized overnight courier service addressed as follows:

               If to the Company, to:

               Celadon Group, Inc.
               One Celadon Drive
               Indianapolis, Indiana 46236
               Attention: Stephen Russell

               With a copy to:

               Proskauer Rose Goetz & Mendelsohn LLP
               1585 Broadway
               New York, New York 10036-8299
               Attention: Arnold S. Jacobs, Esq.

               If to Bennett, to:

               Leonard R. Bennett
               2526 N.W. 59th Street
               Boca Raton, Florida 33496

               With a copy to:

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               590 Madison Avenue
               New York, New York 10022
               Attention: Robert G. Koen, Esq.

or to such other person or address as any party shall specify by notice in writing to the other parties hereto.

           SECTION 7. Assignability, Binding Effect and Survival. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The rights and obligations of Bennett under this Agreement shall inure to the benefit of and be binding upon Bennett and his heirs, personal representatives and estate.

           SECTION 8. Complete Understanding; Amendment. This Agreement constitutes the complete understanding between the parties with respect to the subject matter hereof, and no statement, representation, warranty or covenant has been made by any party with respect thereto except as expressly set forth herein. This Agreement shall not be altered, modified, amended or terminated except by written instrument signed by each of the parties hereto. Waiver by any party hereto of any breach hereunder by another party shall not operate as a waiver of any other breach, whether similar to or different from the breach waived.

           SECTION 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

           SECTION 10. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           SECTION 11. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

           SECTION 12. Legal Fees and Expenses. The parties hereto shall each pay all costs, fees and expenses incurred by it or him in connection with the negotiation and preparation of this Agreement, including, without limitation, the fees and expenses of its or his own advisors and counsel.

           SECTION 13. Further Assurances. Each of the parties hereto shall, whenever and as often as reasonably requested to do so by the other party, do, execute, acknowledge and deliver any and all such other further acts, transfers and any instruments of further assurances, approvals and consents as are necessary or proper in order to accomplish and complete the transactions contemplated hereby.

           SECTION 14. Counterparts. This Agreement may be executed in two separate counterparts, each of which shall be deemed an original and both of which together shall constitute a single instrument.

           IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


                                      CELADON GROUP, INC.


                                      By:  /s/ Don S. Synder
                                          ----------------------------
                                      Name: Don S. Snyder
                                      Title: CFO


                                      /s/ Leonard R. Bennett
                                      --------------------------------
                                      Leonard R. Bennett

                          EXHIBIT A: INSURANCE POLICIES

SPLIT WHOLE LIFE POLICIES:

         Mass Mutual Policy No. 7 394 226, effective 10/8/88

KEY MAN WHOLE LIFE POLICY:

         Mass Mutual Policy No. 8 836 611, effective 10/22/92

TERM POLICY:

        Prudential Policy No. 79 774 583, effective 9/30/92

DISABILITY POLICY:

        Provident Policy No. 36-69733, effective 5/1/88

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



                                   EXHIBIT B

         [MassMutual LOGO]
                                       Change of Owner and Beneficiary with
                                       Proceeds Paid in One Sum

                                       Not for Annuity Policies

Massachusetts Mutual Life Insurance Company and affiliated insurance companies
Springfield MA 01111-0001

--------------------------------------------------------------------------------
INSURED                                POLICY NUMBER
LEN BENNETT                            8836611
--------------------------------------------------------------------------------
The Company is authorized and requested to change the policy(ies) above as provided in this amendment. The Definitions and General Provisions on the reverse side of this page are a part of this amendment.

Instructions: Check only one Box (1-8) and complete the information requested.
              To change owner from Qualified Plan to insured, use Box 1 ONLY. Boxes 4 & 5 cannot be used for Disability Income and Business Overhead Expense Policies.
--------------------------------------------------------------------------------
Ownership of the above policy(ies) is changed as follows:
--------------------------------------------------------------------------------
1. [X] The Insured.

2. [ ] Lifetime Ownership with a Reversion to the Insured

       The Insured's_________________________   ________________________ , while
                         (Relationship)                 (Name)
       living and thereafter the insured.

3. [ ] Lifetime Ownership with one Contingent Owner--with a Reversion to the Insured

       The Insured's_________________________   ________________________ , while
                         (Relationship)                 (Name)

       living and thereafter the insured's _________________   _________________
                                            (Relationship)          (Name)
       while living and thereafter the insured.

4. [ ] Lifetime Ownership with a Reversion to Estate

       The Insured's_________________________   ________________________ , or
                         (Relationship)                 (Name)
       his/her estate.

5. [ ] Lifetime Ownership with one Contingent Owner--with a Reversion to Estate.

       The Insured's _________________________   ________________________, while
                         (Relationship)                 (Name)
       living and thereafter the insured's _________________   _________________
                                            (Relationship)          (Name)

       while living, and thereafter the estate of whichever of the owners is the last to die.

6. [ ] ______________________________, a corporation, its successors or assigns.

7. [ ] ______________________________, a partnership.

8. [ ] _______________________________________, trustee(s).
                (Name of Trustee(s))

       under the________________________________________________________________
                                      (Name of Trust)

       dated _______________. (Copy of signed trust agreement required, see reverse side for Trust Provisions)

Every right, privilege, option and benefit granted by the policy or allowed by the Company and the right to change the succession of ownership of the policy are transferred to the owner by this amendment.

The owner shall be the beneficiary, except if the insured is the owner, the estate of the insured shall be the beneficiary.
There is no beneficiary under a Disability Income Policy or a Business Overhead Expense Policy.
If a Qualified Plan is transferring ownerhsip to the insured, see Qualified Plan Provisions on reverse side.

If other beneficiaries are desired, the new owner must sign a new beneficiary form (i.e., F5159)
                              New Owner's Social Security, ID # or Trust ID #:
                                        [                                    ]
Address all future mail, including      [                                    ]
premium notices to:                           (Please include all hyphens)

___________________________________    Under penalities of perjury, I certify
NAME                                   that the above is my correct Tax
                                       Identification Number. I also certify
___________________________________    that the Internal Revenue Service has
STREET AND NUMBER                      not notified me that I am subject
                                       to backup withholding.
___________________________________
CITY, STATE AND ZIP CODE

___________________________________    _______________________________________
CELADON                                 NEW POLICY OWNER'S SIGNATURE      DATE

By:____________________  _________     _______________________________________
OWNER'S SIGNATURE          DATE        NAME OF CORP., PARTNERSHIP, TRUST OR
                                       QUALIFIED PLAN OWNER

By:____________________  _________     _______________________________________
                           DATE        SIGNATURE(S) & TITLE(S)

[MassMutual LOGO]
                                       Release of Assignment

                                       Execute in Duplicate

Massachusetts Mutual Life Insurance Company and affiliated Insurance companies
Springfield MA 01111-0001

FOR VALUE RECEIVED, all right, title and interest in and to
                     Policy No.  7394226,

on the life of Len Bennett is hereby relinquished and released.

_____________________________________________________    _____________________
INDIVIDUAL ASSIGNEE SIGNATURE                            DATE

_____________________________________________________    _____________________
INDIVIDUAL ASSIGNEE SIGNATURE                            DATE

_____________________________________________________    _____________________
INDIVIDUAL ASSIGNEE SIGNATURE                            DATE

Celadon
_____________________________________________________    _____________________
CORPORATE SIGNATURE (NAME OF COMPANY)                    DATE

By:
_____________________________________________________    _____________________
AUTHORIZED OFFICER (NAME & TITLE)

By:
_____________________________________________________    _____________________
AUTHORIZED OFFICER (NAME & TITLE)


-------------
Corporate Signature Requirements

Include full name of corporation and print name of corporate title of each officer who signs (i.e., President, Vice President, Secretary, or Treasurer)

One Corporate Officer:    provided he/she is not the insured or a family member.

Two Corporate Officers:   if the first is the insured or a family member. The
                               second officer may be related to the insured.

Sole Corporate Officer:   if the insured or family member is sole officer,
                               his/her signature is acceptable if accompanied by a statement to that effect, or if the corporate seal is affixed.

                                    EXHIBIT C




---------------                                     ---------------------
     [MASSMUTUAL LOGO]                              Service Request

Massachusetts Mutual Life Insurance Company and affiliated insurance companies
Springfield MA 01111-0001

Insured/Annuitant LEN BENNETT                       Policy Number(s) 7214173
--------------------------------------------        ----------------------------

---------------------
[ ] 1. Dividend Option Change commencing with the dividend payable in __________
    (year), change the dividend option to:

  [ ] Cash (CS)-1                                         [ ] Reduce Premium with excess to:  [ ] Term Purchase* with excess to:
  [ ] Paid-up Insurance Additions (PD)-3                  [ ] Cash (RP/CS)-2                  [ ] Reduce Premium (TRP)-7
  [ ] Paid-up Annuity Additions (APD)-5                   [ ] Paid-up Additions (RP/PD)-25    [ ] Paid-up Additions (TPD)-9
  [ ] Dividend Accumulations (DA)-4 (Form W-9 required)   [ ] Reduce Loan (RP/RN)-26          [ ] Reduce Loan (TRN)-13
  [ ] Reduce Loan (RN)-6                                                                          *Subject to company approval

---------------------

[ ] 2. Agency Transfer            Do not complete Servicing Agent data for UL, VL+, VA or FA contracts.
  Change: Agency of record to # __________________ Servicing Agent to ______________________________ ID# ___________________

---------------------
[ ] 3. Lost Policy Agreement (issue duplicate policy or certificate)
  To the best of our knowledge, this policy was:
  [ ] Lost [ ] Stolen [ ] Destroyed on or about ____________________ 19 _____
  under the following circumstances (complete if circumstances known):
  ______________________________ In return for the Company issuing a duplicate policy, the undersigned agree to hold the Company harmless from all claims and liability resulting from the issue of or transactions involving the duplicate policy. To the best of the knowledge of the undersigned, the policy has not been given to and is not in the possession of any other person. If the original policy is found, both it and the duplicate policy will be returned to the Company to cancel the duplicate and update the original. This agreement shall be binding on the estate and successors of the undersigned.

---------------------
[ ] 4. Reduced Paid-Up or Extended Term Insurance Election
  If the Premium due (enter date) ____________________ is not paid, the Policy shall, in accordance with its terms and provisions, become:
  [ ] Reduced Paid-Up Insurance           [ ] Extended Term Insurance
  Signed request must be received at the Home Office within 62 days following the premium due date.
  Initial here if the policy # is below 3 500 000 and you want to use any dividend accumulations to increase the reduced paid-up value ________________. Any provision of the policy(s) which provides for automatic payment of premiums will not take effect for the above premium.
  A statement will be sent showing the amount of coverage.
  Refer to the Home Office if the policy was issued substandard and Extended Term is desired.
  Use Form A1052 if the policy number is from 451 462 to 1 147 835 and Automatic Premium Loan has been elected.

---------------------
[ ] 5. Automatic Premium Loan (APL) Election / Cancellation
  [ ] The Provision for Automatic Premium Loan is elected. This election is to be operative even where premiums are allowed on a monthly basis.
  [ ] The election of the provision for Automatic Premium Loan is cancelled
      (revoked).

---------------------
[ ] 6. Withdraw or Apply Dividends

                                                                              Paid-up         Annuity                Dividend
  Withdraw dividends from:  [ ] ALIR Purchase Payment  [ ] ALIR Dividend  [ ] Additions   [ ] Paid-up Additions  [ ] Accumulations

  Amount $___________  Payee: [ ] Owner    Apply to: [ ] New Insurance (name) _______________________ Policy # ___________________

  [ ] _____________ Premium  [ ] Loan/Interest Policy #________________ [ ] Other ________________________________________________

---------------------
[ ] 7. Loans
  Each of the undersigned assigns to the Company issuing the policy all right, title and interest in the policy including all amounts payable under the policy and any paid-up additions and dividend accumulations as collateral for a loan in the amount of $___________. The Company is authorized to fill in the amount in accordance with the box checked below.

  Policy Loan (complete section 9)                     Premium Loan
  [ ] Maximum        [ ] Amount $______________        [ ] Pay __________ premium of $_________
  Payee: [ ] Owner   [ ] Other ___________________     [ ] Apply $________ to _________ premium
         [ ] Apply to _______________Policy # _________

  The effective date for all dividend and loan disbursements will be the date this form, properly signed, is received by the Company at 1295 State Street, Springfield MA 01111-0001.

[X] 8. POLICY SURRENDER [return the policy (or complete section 3), and also complete section 9]

    In consideration for payment of the surrender value, the undersigned releases all rights, title and interest in the policy(s). This includes any agreements, provisions or riders relating to the policy. If the policy number is below 3 500 000 and the right to change the beneficiary has been reserved to the policyowner, the Company that issued the policy is authorized to amend the policy(s) and make the proceeds payable to the undersigned or the estate of the undersigned. Unless a later date is requested below, surrender will be effective on the date this form, properly signed, is received with the policy(s) at 1295 State Street, Springfield MA, or at any other office designated by the Company.

Surrender the policy(s) effective________________   Unless exempt, any gain on
                                                    surrender is taxable and may
                                                    be reported to IRS.

Payee:  [ ]  Owner            [ ]  Other____________

        [ ]  Pay $____________     To Apply On__________________________________

-----------
[X] 9. WITHHOLDING ELECTION (The Tax Equity and Fiscal Responsibility Act requires the following notice:)

       The distributions you receive from this Company are subject to Federal Income Tax withholding unless you elect not to have withholding apply. Withholding will only apply to the portion of your income subject to Federal Income Tax. There will be no withholding on the return of your own nondeductible contributions to the contract.

       If you elect no withholding or if you do not have enough withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payment are not sufficient.

       If you elect withholding, receipt of your payment may be delayed by the calculation required.

       I have read the notice regarding Federal Income Tax withholding and:

[X]  I do not want Federal Income       [ ]  Owner's Date of Birth______________
     Tax withheld from my payment.

[ ]  I want Federal Income tax          [ ]  Owner's Taxpayer I.D.#_____________
     withheld from my payment.              (Social Security Number)


       IMPORTANT: IF THIS DISTRIBUTION IS FOR TAX-FREE ROLLOVER OR EXCHANGE, YOU SHOULD NOT ELECT WITHHOLDING.

-----------
SIGNATURES

       For the purpose of this form, 'policy' also means 'contract'. The Company that issued the policy(s) is authorized to change the policy(s) as indicated above.

       Each of the undersigned certifies that he or she is of legal age and that the policy(s) is not assigned, pledged or subject to any bankruptcy proceeding, attachment, lien or other claim, except as follows:


--------------------------------------------------------------------------------

INSURED                       DATE       OWNER                          DATE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CORPORATE PARTNERSHIP OR TRUSTEE OWNER      ASSIGNEE
                                            CELADON
                                            BY:
--------------------------------------------------------------------------------
SIGNATURE(S) & TITLE(S)             DATE    SIGNATURE(S) & TITLE(S)       DATE

                                            BY:

--------------------------------------------------------------------------------

Signature Requirements   Insured Owner Assignee If the Owner is:
1. Dividend Option Change           x       x*    A corporation, include corporate name and title(s) of officer(s)
2. Agency Transfer                  x             signing (generally must be other than insured).
3. Lost Policy Agreement     x      x       x
4. Red Pd-Up/Ext Term               x       x*    A trust, sign as Trustee, and include full name of trust, date of trust
5. APL Elect/Cancel                 x       x*    agreement and title(s) (if corporate trust) of officer(s) signing.
6. Withdraw/Apply Dividends         x       x*
7. Policy Surrender                 x       x*    If policy is assigned, include full name of assignee and title(s) (if
8. Withholding Election             x       x*    corporate assignee) of officer(s) signing.

                                                 *If the policy is assigned, and the right being exercised is granted to the assignee, only the assignee's signature is required.
---------------

[ ] Direct Any Correspondence regarding this transaction to:

   [ ] Policyowner  [ ] Insured  Address__________________________________________________________________________

   [ ] Agent __________________  Agent ID#___________Agency______________District Office__________________________

   [ ] Other___________________  Address__________________________________________________________________________

Remarks:

--------------------------------------------------------------------------------
SERVICE REQUEST SUBMITTED BY                                             DATE

--------------------------------------------------------------------------------


Call 1-800-272-2216 if you need assistance in completeing this form. Return completed form to Massachusetts Mutual Life Insurance Company,
         Client Services, 1295 State Street, Springfield MA 01111-0001.


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